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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 24, 2000


                                  Cysive, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                   0-27607                   54-1698017
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
         Incorporation)              File Number)           Indemnification No.)


      10780 Parkridge Blvd., Suite 400
              Reston, Virginia                                 20191
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  (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (703) 259-2300


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Item 5. Other Events.

         On April 24, 2000, the stockholders of Cysive, Inc., at the 2000 Annual Meeting of Stockholders, approved the Certificate of Amendment to the Certificate of Incorporation of Cysive, Inc. to increase the number of authorized shares of common stock of Cysive, Inc. from 75 million to 500 million. A copy of the Certificate of Amendment to the Certificate of Incorporation of Cysive, Inc. is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Financial statements of businesses acquired.

                  Not applicable.

         (b)  Pro forma financial information.

                  Not applicable.

         (c)  Exhibits

         Exhibit No.          Description
         -----------          -----------

             99.1 Certificate of Amendment to Certificate of Incorporation of Cysive, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CYSIVE, INC.



                                       By:       /s/ John R. Lund
                                            -----------------------------------
Date:  May 12, 2000                         Name:  John R. Lund
                                            Title: Vice President, Chief
                                                    Financial Officer, Treasurer
                                                    and Secretary



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                                  Exhibit Index


         Exhibit No.          Description
         -----------          -----------

             99.1 Certificate of Amendment to Certificate of Incorporation of Cysive, Inc.



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